EXHIBIT 1
JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of August 7, 2020.

Infrastructure and Energy Alternatives, LLC

By:	/s/ Peter Jonna
Name: Peter Jonna Title: Authorized Signatory

OT POF IEA Preferred B Aggregator, L.P.

By:	OT POF IEA Preferred B Aggregator GP, LLC
Its:	General Partner

By:	Oaktree Power Opportunities Fund III Delaware, L.P.
Its:	Managing Member

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name: Henry Orren Title: Authorized Signatory

OT POF IEA Preferred B Aggregator GP, LLC

By:	Oaktree Power Opportunities Fund III Delaware, L.P.
Its:	Managing Member

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name: Henry Orren Title: Authorized Signatory

Oaktree Power Opportunities Fund III Delaware, L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name: Henry Orren Title: Authorized Signatory

Oaktree Fund GP, LLC

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name: Henry Orren Title: Authorized Signatory

Oaktree Fund GP I, L.P.

By:	/s/ Henry Orren
Name: Henry Orren Title: Authorized Signatory

Oaktree Capital I, L.P.

By:	/s/ Henry Orren
Name: Henry Orren Title: Vice President

OCM Holdings I, LLC

By:	/s/ Henry Orren
Name: Henry Orren Title: Vice President

Oaktree Holdings, LLC

By:	/s/ Henry Orren
Name: Henry Orren Title: Vice President

Oaktree Capital Group, LLC

By:	/s/ Henry Orren
Name: Henry Orren Title: Vice President

Oaktree Capital Management, L.P.

By:	/s/ Henry Orren
Name: Henry Orren Title: Vice President

Oaktree Capital Management GP, LLC
By: Atlas OCM Holdings, LLC
Its: Managing Member

By: Oaktree New Holdings, LLC
Its: Member

By:	/s/ Henry Orren
Name: Henry Orren Title: Authorized Signatory

Atlas OCM Holdings, LLC
By: Oaktree New Holdings, LLC
Its: Member

By:	/s/ Henry Orren
Name: Henry Orren Title: Authorized Signatory

OCM FIE, LLC

By:	/s/ Henry Orren
Name: Henry Orren Title: Authorized Signatory

Brooklfield Asset Management Inc.

By:	/s/ Jessica Diab
Name: Jessica Diab Title: Vice President, Legal & Regulatory

Partners Limited

By:	/s/ Lisa Chu
Name: Lisa Chu Title: Treasurer